UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 30, 2017 (October 26, 2017)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 30, 2017, SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P. (“SL Green OP”), the Company’s operating partnership, and Reckson Operating Partnership, L.P. (“Reckson”), a wholly-owned subsidiary of SL Green OP, as co-obligors (collectively, the “Co-Obligors”), completed the issuance of $100 million aggregate principal amount of their 4.50% Senior Notes due 2022 (the “New Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”), dated October 26, 2017, by and among the Co-Obligors and Wells Fargo Securities, LLC, as representative of the underwriters listed therein (the “Underwriters”), whereby the Co-Obligors agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Co-Obligors, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the New Notes. The New Notes are expected to be treated as a single series with, and will have the same terms as those of, the $200 million aggregate principal amount of currently outstanding 4.50% Senior Notes due 2022 previously issued by the Co-Obligors on November 15, 2012 (the “Existing Notes” and together with the New Notes, the “Notes”).

Net proceeds from the offering of the New Notes, after underwriting discounts and the Co-Obligors’ estimated fees and expenses, are approximately $104.0 million, excluding approximately $1.86 million payable to the Co-Obligors in respect of interest accrued on the Notes for the period from and including June 1, 2017 to, but excluding, the settlement date.  Certain of the Underwriters and their affiliates have from time to time provided, and may in the future provide, various investment banking, commercial banking, financial advisory and other services to the Co-Obligors for which they have received or will receive customary fees and expenses.

The Notes were issued under the base indenture, dated as of August 5, 2011 (the “Base Indenture”), as amended by the second supplemental indenture, dated as of November 15, 2012 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each by and among the Co-Obligors and The Bank of New York Mellon, as trustee.

The Notes mature on December 1, 2022.  The Notes bear interest at a rate of 4.50% per annum, computed on the basis of a 360-day year composed of twelve 30-day months and payable on June 1 and December 1 of each year, beginning on December 1, 2017.  The New Notes priced at 105.334% plus accrued interest from June 1, 2017, with a yield to maturity of 3.298%.

The Notes are the unsecured unsubordinated obligations of the Co-Obligors and rank equally with each entity’s existing and future unsubordinated indebtedness.  The Indenture contains covenants that, among other things, restrict the ability of Reckson and its subsidiaries to incur additional indebtedness and encumber assets.  These covenants are subject to a number of important limitations and exceptions. The Company and SL Green OP are not subject to such restrictions.

The Co-Obligors have the option to redeem all or a part of the Notes, at any time or from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium, and accrued and unpaid interest, if any, to the applicable redemption date.   If the Notes are redeemed on or after September 1, 2022, the redemption price for the Notes will equal 100% of the principal amount of the Notes, plus accrued interest thereon to the redemption date.

The Indenture provides for customary events of default.  In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The offer and sale of the New Notes was made by means of a public offering pursuant to the Co-Obligors’ Registration Statement on Form S-3 (No. 333-208621) filed with the Securities and Exchange Commission (the “Commission”) on December 18, 2015.  The material terms of the New Notes are described in a prospectus supplement filed by the Co-Obligors with the Commission on October 26, 2017 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The Base Indenture was previously filed with the Commission as Exhibit 4.1 to the Co-Obligors’ Current Report on Form 8-K, filed by the Co-Obligors on August 5, 2011, and the Second Supplemental Indenture, including the form of 4.50% Senior Note due 2022, was previously filed with the Commission as Exhibit 4.1 to the Co-Obligors’ Current Report on Form 8-K, filed by the Co-Obligors on November 15, 2012. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the complete text of the Underwriting Agreement, the Indenture and the form of 4.50% Senior Note due 2022.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

1.1

Underwriting Agreement, dated as of October 26, 2017, among SL Green Realty Corp., SL Green Operating Partnership, L.P., Reckson Operating Partnership, L.P. and Wells Fargo Securities, LLC, as representative of the several underwriters listed therein.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Treasurer

Date:  October 30, 2017